UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number 811-08599

DWS Equity Trust

(Exact Name of Registrant as Specified in Charter)

222 South Riverside Plaza

Chicago, IL 60606

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	3/31

Date of reporting period:	9/30/07

ITEM 1.           REPORT TO STOCKHOLDERS

SEPTEMBER 30, 2007

Semiannual Report
to Shareholders

DWS Alternative Asset
Allocation Plus Fund

Contents

click here Information About Your Fund's Expenses

click here Portfolio Management Review

click here Portfolio Summary

click here Investment Portfolio

click here Financial Statements

click here Financial Highlights

click here Notes to Financial Statements

click here Investment Management Agreement Approval

click here Summary of Management Fee Evaluation by Independent Fee Consultant

click here Account Management Resources

click here Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Diversification does not eliminate risk. Some funds have more risks than others. Although asset allocation among different asset categories generally limits risk and exposure to any one category, the risk remains that the investment advisor may favor an asset category that performs poorly relative to the other asset categories. The fund is subject to stock market risk, meaning stocks in the underlying funds may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. The underlying funds may invest in foreign securities and securities of emerging markets which present certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes and market risks. The underlying funds may also invest in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Bond investments are subject to interest rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the fund, can decline and the investor can lose principal value. The fund and the underlying funds may invest in derivatives which may be more volatile and less liquid than traditional securities. The fund could suffer losses on derivative positions held by the fund or the underlying funds. Additionally, the underlying funds may experience relatively large investments or redemptions by the fund or other DWS fund-of-funds which could affect the underlying funds. Furthermore, there are additional risks associated with investments in underlying funds that are nondiversified, concentrate in securities related to commodities-related industries and utilize short-sales. Please read the fund's prospectus for specific details regarding its risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the expense of the Underlying DWS Funds in which the Fund invests. The Fund's estimated indirect expense from investing in the Underlying DWS Funds is based on the expense ratios from the Underlying DWS Fund's most recent shareholder report. During the period from July 31, 2007 (commencement of operations) to September 30, 2007, the Fund limited these expenses; had it not done so, expenses would have been higher. In addition, certain of the Underlying DWS Funds limited expenses; had they not done so, expenses would have been higher. The examples in the table are based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 31, 2007 to September 30, 2007).

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Direct Fund Expenses and Value of a $1,000 Investment for the period ended September 30, 2007
Actual Fund Return*	Class A	Class C	Class S	Institutional Class
Beginning Account Value 7/31/07	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 9/30/07	$ 1,040.00	$ 1,035.00	$ 1,037.00	$ 1,037.00
Expenses Paid per $1,000**	$ .97	$ 2.26	$ .53	$ .53
Hypothetical 5% Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 4/1/07	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 9/30/07	$ 1,022.20	$ 1,018.45	$ 1,023.45	$ 1,023.45
Expenses Paid per $1,000***	$ 2.83	$ 6.61	$ 1.57	$ 1.57
Direct Fund Expenses and Acquired Funds (Underlying Funds) Fees and Expenses and Value of a $1,000 Investment for the period ended September 30, 2007
Actual Fund Return*	Class A	Class C	Class S	Institutional Class
Beginning Account Value 7/31/07	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 9/30/07	$ 1,040.00	$ 1,035.00	$ 1,037.00	$ 1,037.00
Expenses Paid per $1,000**	$ 3.21	$ 4.50	$ 2.78	$ 2.78
Hypothetical 5% Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 4/1/07	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 9/30/07	$ 1,015.70	$ 1,011.95	$ 1,016.95	$ 1,016.95
Expenses Paid per $1,000+	$ 9.37	$ 13.13	$ 8.12	$ 8.12
* For the period from July 31, 2007 (commencement of operations) to September 30, 2007.
** Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days since the commencement of the class (July 31, 2007), then divided by 366.
*** Expenses (hypothetical expenses if the Fund had been in existence from 4/1/07) are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 366.
+ Expenses (hypothetical expenses if the Fund had been in existence from 4/1/07) are equal to the Fund's annualized expense ratio for each share class plus the Acquired Funds (Underlying Funds) Fees and Expenses, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 366.
Annualized Expense Ratios	Class A	Class C	Class S	Institutional Class
Direct Fund Expense Ratios	.56%	1.31%	.31%	.31%
Acquired Funds (Underlying Funds) Fees and Expenses	1.30%	1.30%	1.30%	1.30%
Net Annual Fund and Acquired Funds (Underlying Funds) Operating Expenses	1.86%	2.61%	1.61%	1.61%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

In the following interview, Portfolio Managers Robert Wang and Inna Okounkova discuss recent market events as well as the performance and positioning of the portfolio during the period from the fund's inception on July 31, 2007 through September 30, 2007.

The views expressed in the following discussion reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Q: Please discuss the nature of this fund, one of the latest additions to the DWS lineup.

A: DWS Alternative Asset Allocation Plus Fund seeks capital appreciation by investing in a combination of other DWS mutual funds that invest across the alternative asset spectrum; we believe the fund represents a new way for investors to augment their core portfolio. Alternative assets tend to have a low correlation with traditional asset classes — such as stock, bonds, and cash — meaning that they do not always move in the same direction at the same time. Such investments can help provide a higher level of diversification while at the same time reducing overall portfolio risk. These investments have now been brought together into a single package managed by the DWS Asset Allocation team.

The underlying funds in DWS Alternative Asset Allocation Fund provide exposure to stocks and bonds in the developing countries, as well as a variety of investments that may offer a "hedge" against inflation: gold, commodity-related stocks and physical commodities, inflation-indexed bonds and global real estate. Additionally, the fund provides exposure to a market-neutral strategy that seeks to outperform its cash benchmark by taking long and short positions in the US equity market. To account for shifts in the broader market environment, the team will constantly adjust weightings and re-optimize the portfolio.

Investments used by DWS Alternative Asset Allocation Plus Fund
Category
DWS Commodity Securities Fund	Commodities
DWS Disciplined Market Neutral Fund	Market neutral
DWS Emerging Markets Equity Fund	Emerging-market equity
DWS Emerging Markets Fixed Income Fund	Emerging-market income
DWS Gold & Precious Metals Fund	Gold
DWS Inflation Protected Plus Fund	TIPs
DWS RREEF Global Real Estate Securities Fund	Global real estate
integrated Global Alpha Platform	Other

The "Plus" in the fund's name refers to another component of its approach — what its managers refer to as its "global portable alpha" strategy. This strategy attempts to take advantage of short- and medium-term changes in global markets. The strategy uses the global research platform of DWS to develop relative value "pairings" between various markets — via offsetting long and short positions — in order to capture inefficiencies and anomalies. As an example of this process at work, the fund's management team may conclude that the US equity market will outperform Japan's. This would be reflected in a long position in the US equities (as represented by the S&P 500® futures contract) and a corresponding short position in Japanese equities (as represented by the TOPIX futures contract).1 The goal of this paired trade would be to capture Japan's outperformance while maintaining a neutral overall exposure to global stock market performance.

1 The Standard & Poor's 500 (S&P 500) Index is an unmanaged capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
The Tokyo Stock Price Index ("TOPIX") is an unmanaged capitalization-weighted index (adjusted in US dollars) designed to reflect the general directional movement of the Japanese equity market. It consists of all shares listed on the First Section of the Tokyo Stock Exchange, which is generally reserved for Japan's larger companies. The index is calculated using closing market prices and converts to US dollars using the London close foreign exchange rates.
Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

The strategy's long/short pairings are determined from a combination of two approaches to global investing: quantitative, which involves the analysis of fundamental, technical and sentiment information; and discretionary, which entails the evaluation of markets by experienced DWS analysts around the world. These inputs are then combined in an optimal manner using a proprietary, state-of-the-art portfolio engineering tool.

This element of the fund's positioning has not yet been implemented, but we intend to incorporate this into our approach once the portfolio reaches $50 million in net assets. As of September 30, the fund had about $10 million in net assets.

Q: How did the fund perform during the abbreviated reporting period?

A: From its inception on July 31, 2007 through September 30, 2007, the fund slightly lagged the return of its blended benchmark2. The underperformance has been the result of the heavy new cash flows into the fund, which take one day to be invested into its underlying funds. As the portfolio grows in size, this effect will gradually lose its impact on performance. In terms of the underlying investments, the fund's weightings in global real estate, gold and commodities all made positive contributions to relative performance. Detractors included the market-neutral strategy as well as both emerging markets funds. The fund's investment in inflation-indexed securities had a neutral impact on relative performance.

2 The Blended benchmark consists of a mix of the:
20% FTSE EPRA/NAREIT Index
20% Credit Suisse First Boston Equity Market Neutral Index
20% Lehman Brothers Inflation-Linked Securities Index
15% commodities blend (50% S&P Goldman Sachs Commodity Index, 25% MSCI
World Energy Index, 25% MSCI World Materials Index)
10% MSCI EAFE Emerging Markets Equity Index
10% JPMorgan EMBI+
5% London Bullion Index
(Please see page 8 for the definitions of these indices)

We believe it is important to note that the fund produced a positive total return at a time of high volatility in the broader global financial markets. While two months is a brief snapshot and no indication of future performance, of course, we believe this helps illustrate the potential diversification benefits of the fund.

Q: Do you have any closing thoughts for shareholders?

A: Diversification has often been cited as a way investors can mitigate the impact of financial market volatility on their individual portfolios. While in the past, diversification was largely limited to investments in cash, bonds, and various areas of the stock market, the opportunities are now much more broad and diverse. (Diversification does not eliminate risk.) We believe that DWS Alternative Asset Allocation Plus Fund represents a new way for individual investors to take advantage of these opportunities.

Blended Benchmark
The FTSE EPRA/NAREIT Global Real Estate Index is a market capitalization-weighted index based on the last trade prices of shares of all eligible companies. The Credit Suisse First Boston Equity Market Neutral Index is a sub-strategy of the CSFB/Tremont Hedge Fund Index, and is comprised of funds that target beta and/or currency neutral returns typically by leveraging long and short positions in matched equity portfolios. The Lehman Brothers Inflation-Linked Securities Index tracks US Treasury inflation-linked securities. The S&P Goldman Sachs Commodity Index is a composite index of commodity sector returns representing an unleveraged, long-term investment in commodity futures. The MSCI World Energy Index measures the performance of energy equities in developed markets around the world. The MSCI World Materials Index measures the performance of material equities in developed markets around the world. The MSCI Emerging Markets Equity Index measures equity market performance in 26 global emerging markets. The JPMorgan Emerging Markets Bond Index tracks US dollar and other external-currency-denominated Brady bonds, loans, eurobonds and local-market debt traded in emerging markets. The London Bullion Index is an unmanaged, internationally published index for the price of gold.
MSCI indices are calculated using closing market prices and translate into US dollars using the London close foreign exchange rates. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Portfolio Summary

Asset Allocation (As a % of Investment Portfolio)	9/30/07

Equity	66%
Fixed Income — Bonds	29%
Fixed Income — Money Market	5%
100%

Asset allocation is subject to change.

For more complete details about the Fund's investment portfolio, see page 11. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Fund's top ten holdings and other information about the Fund is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of September 30, 2007 (Unaudited)

	Shares	Value ($)

Equity Funds 52.7%
DWS Commodity Securities Fund "Institutional"	74,605	1,069,831
DWS Disciplined Market Neutral Fund "Institutional"	150,515	1,426,885
DWS Emerging Markets Equity Fund "S"	25,006	713,673
DWS Gold & Precious Metals Fund "S"	14,862	363,219
DWS RREEF Global Real Estate Securities Fund "Institutional"	117,038	1,426,694
Total Equity Funds (Cost $4,819,627)		5,000,302

Fixed Income — Bond Funds 22.6%
DWS Emerging Markets Fixed Income Fund "S"	58,997	715,044
DWS Inflation Protected Plus Fund "Institutional"	143,256	1,431,129
Total Fixed Income — Bond Funds (Cost $2,128,084)		2,146,173

Fixed Income — Money Market Fund 4.2%
Cash Management QP Trust (Cost $393,735)	393,735	393,735
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $7,341,446)+	79.5	7,540,210
Other Assets and Liabilities, Net	20.5	1,944,639
Net Assets	100.0	9,484,849
+ The cost for federal income tax purposes was $7,341,446. At September 30, 2007, net unrealized appreciation for all securities based on tax cost was $198,764. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $210,539 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $11,775.

For the period from July 31, 2007 (commencement of operations) through September 30, 2007, purchases and sales of mutual funds (excluding Cash Management QP Trust) aggregated $6,947,711 and $0, respectively.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of September 30, 2007 (Unaudited)
Assets
Investments in Underlying Affiliated Funds, at value (cost $7,341,446)	$ 7,540,210
Receivable for Fund shares sold	2,185,923
Interest receivable	1,459
Dividends receivable	143
Due from Advisor	13,801
Deferred offering expenses	82,996
Total assets	9,824,532
Liabilities
Payable for investments purchased	322,800
Other accrued expenses and payables	16,883
Total liabilities	339,683
Net assets, at value	$ 9,484,849
Net Assets Consist of
Undistributed net investment income	6,763
Net unrealized appreciation (depreciation) on investments	198,764
Paid-in capital	9,279,322
Net assets, at value	$ 9,484,849

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of September 30, 2007 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($4,316,180 ÷ 415,095 shares outstanding of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 10.40
Maximum offering price per share (100 ÷ 94.25 of $10.40)	$ 11.03

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($1,561,181 ÷ 150,865 shares outstanding of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 10.35
Class S Net Asset Value, offering and redemption price(a) per share ($3,569,425 ÷ 344,188 shares outstanding of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 10.37
Institutional Class Net Asset Value, offering and redemption price(a) per share ($38,063 ÷ 3,672 shares outstanding of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 10.37
(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the period ended September 30, 2007 (Unaudited)*
Investment Income
Income distributions from Underlying Affiliated Funds	$ 7,667
Interest — Cash Management QP Trust	1,735
Total Income	9,402
Expenses: Management fee	786
Administration fee	393
Distribution and service fees	1,140
Services to shareholders	636
Custodian fee	1,189
Legal	124
Auditing	10,500
Trustees' fees and expenses	62
Reports to shareholders	3,500
Offering expenses	16,194
Registration fee	62
Other	60
Total expenses before expense reductions	34,646
Expense reductions	(32,007)
Total expenses after expense reductions	2,639
Net investment income (loss)	6,763
Realized and Unrealized Gain (Loss)
Change in net unrealized appreciation (depreciation) on investments	198,764
Net increase (decrease) in net assets resulting from operations	$ 205,527
* For the period from July 31, 2007 (commencement of operations) to September 30, 2007.

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Period Ended September 30, 2007 (Unaudited)*

Operations: Net investment income (loss)	$ 6,763
Change in net unrealized appreciation (depreciation)	198,764
Net increase (decrease) in net assets resulting from operations	205,527
Fund share transactions: Proceeds from shares sold	9,292,919
Cost of shares redeemed	(13,730)
Redemption fees	133
Net increase (decrease) in net assets from Fund share transactions	9,279,322
Increase (decrease) in net assets	9,484,849
Net assets at beginning of period	—
Net assets at end of period (including undistributed net investment income of $6,763)	$ 9,484,849
* For the period from July 31, 2007 (commencement of operations) to September 30, 2007.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Year Ended March 31,	2007[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.00
Income (loss) from investment operations: Net investment income[b]	.03
Net realized and unrealized gain (loss)	.37
Total from investment operations	.40
Redemption fees	.00***
Net asset value, end of period	$ 10.40
Total Return (%)[c,d,e]	4.00**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	4
Ratio of expenses before expense reductions (%)[f]	8.69*
Ratio of expenses after expense reductions (%)[f]	.56*
Ratio of net investment income (%)	1.84*
Portfolio turnover rate (%)	0
[a] For the period from July 31, 2007 (commencement of operations) to September 30, 2007 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
[e] Total return would have been lower if the Advisor had not maintained some Underlying DWS Funds' expenses.
[f] Does not include expenses of the Underlying DWS Funds in which the Fund invests.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class C Year Ended March 31,	2007[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.00
Income (loss) from investment operations: Net investment income[b]	.02
Net realized and unrealized gain (loss)	.33
Total from investment operations	.35
Redemption fees	.00***
Net asset value, end of period	$ 10.35
Total Return (%)[c,d,e]	3.50**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2
Ratio of expenses before expense reductions (%)[f]	9.47*
Ratio of expenses after expense reductions (%)[f]	1.31*
Ratio of net investment income (%)	1.09*
Portfolio turnover rate (%)	0
[a] For the period from July 31, 2007 (commencement of operations) to September 30, 2007 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
[e] Total return would have been lower if the Advisor had not maintained some Underlying DWS Funds' expenses.
[f] Does not include expenses of the Underlying DWS Funds in which the Fund invests.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class S Year Ended March 31,	2007[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.00
Income (loss) from investment operations: Net investment income[b]	.03
Net realized and unrealized gain (loss)	.34
Total from investment operations	.37
Redemption fees	.00***
Net asset value, end of period	$ 10.37
Total Return (%)[c,d]	3.70**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	4
Ratio of expenses before expense reductions (%)[e]	8.56*
Ratio of expenses after expense reductions (%)[e]	.31*
Ratio of net investment income (%)	2.09*
Portfolio turnover rate (%)	0
[a] For the period from July 31, 2007 (commencement of operations) to September 30, 2007 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
[d] Total return would have been lower if the Advisor had not maintained some Underlying DWS Funds' expenses.
[e] Does not include expenses of the Underlying DWS Funds in which the Fund invests.
* Annualized
** Not annualized
*** Amount is less than $.005.

Institutional Class Year Ended March 31,	2007[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.00
Income (loss) from investment operations: Net investment income[b]	.03
Net realized and unrealized gain (loss)	.34
Total from investment operations	.37
Redemption fees	.00***
Net asset value, end of period	$ 10.37
Total Return (%)[c,d]	3.70**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.04
Ratio of expenses before expense reductions (%)[e]	8.42*
Ratio of expenses after expense reductions (%)[e]	.31*
Ratio of net investment income (%)	2.09*
Portfolio turnover rate (%)	0
[a] For the period from July 31, 2007 (commencement of operations) to September 30, 2007 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
[d] Total return would have been lower if the Advisor had not maintained some Underlying DWS Funds' expenses.
[e] Does not include expenses of the Underlying DWS Funds in which the Fund invests.
* Annualized
** Not annualized
*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

DWS Alternative Asset Allocation Plus Fund (the "Fund") is a diversified series of DWS Equity Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust. The Fund invests in existing DWS funds (the "Underlying DWS Funds"). Each Underlying DWS Fund's accounting policies and investment holdings are outlined in the Underlying DWS Funds' financial statements and are available upon request.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class S shares are not subject to initial or contingent deferred sales charges and are not generally available to new investors except under certain circumstances. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as services to shareholders, distribution service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments in the Underlying DWS Funds are valued at the net asset value per share of each class of the Underlying DWS Fund as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost.

In September 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of September 30, 2007, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

In July 2006, FASB issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for the Fund a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns. Management has evaluated the application of FIN 48 and has determined there is no impact on the Fund's financial statements.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Offering Costs. Offering costs for the Fund were paid in connection with the offering of shares and are being amortized over one year.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. Distributions of income and capital gains from the Underlying DWS Funds are recorded on the ex-dividend date.

B. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments in Underlying DWS Funds to be purchased, sold or entered into by the Fund.

The management fee payable under the Investment Management Agreement is equivalent to the annual rate of 0.20% of the Fund's average daily net assets, computed and accrued daily and payable monthly.

The Advisor has agreed to waive 0.15% of its management fee until the fund reaches $50 million in assets.

For the period from from July 31, 2007 (commencement of operations) through September 30, 2008, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expenses and acquired funds (Underlying Funds) fees and expenses) to the extent necessary to maintain the direct operating expenses of each class as follows:

Class A	.56%
Class C	1.31%
Class S	.31%
Institutional Class	.31%

Accordingly, for the period from July 31, 2007 (commencement of operations) to September 30, 2007, the Advisor waived a portion of its management fees pursuant to the Investment Management Agreement aggregated $786, all of which was waived, which resulted in an annualized effective rate of 0.00%.

In addition, for the period from July 31, 2007 (commencement of operations) to September 30, 2007, the Advisor reimbursed the Fund $30,542 of other expenses.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For period from July 31, 2007 (commencement of operations) to September 30, 2007, the Advisor earned an Administration Fee of $393, all of which was waived.

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems, Inc. ("DST"), DWS-SISC has delegated certain transfer agent and dividend paying agent functions to DST. DWS-SISC compensates DST out of the shareholder serving fee it receives from the Fund. For the period from July 31, 2007 (commencement of operations) through September 30, 2007, the amounts charged to the Fund by DWS-SISC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at September 30, 2007
Class A	$ 270	$ 72	$ 198
Class C	156	68	88
Class S	147	145	2
Institutional Class	1	1	—
	$ 574	$ 286	$ 288

Distribution and Service Fees. Under the Fund's Class C 12b-1 plans, DWS Scudder Distributors, Inc. ("DWS-SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class C shares. In accordance with the Fund's Underwriting and Distribution Service Agreement, DWS-SDI enters into related selling group agreements with various firms at various rates for sales of Class C shares. For the period from July 31, 2007 (commencement of operations) to September 30, 2007, the Distribution Fee charged to Class C shares by DWS-SDI was $704, of which $598 is unpaid.

In addition, DWS-SDI provides information and administrative services for a fee ("Service Fee") to Class A and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DWS-SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the period from July 31, 2007 (commencement of operations) to September 30, 2007, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at September 30, 2007	Annualized Effective Rate
Class A	$ 295	$ 294.15%
Class C	141	138.15%
	$ 436	$ 432

Underwriting Agreement and Contingent Deferred Sales Charge. DWS-SDI is the principal underwriter for the Fund. Underwriting commissions paid by shareholders in connection with the distribution of Class A shares for the period from July 31, 2007 (commencement of operations) through September 30, 2007, aggregated $8,889.

In addition, DWS-SDI receives any contingent deferred sales charge ("CDSC") from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is 1% of the value of the shares redeemed for Class C. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. There were no CDSC fees charged for the period from July 31, 2007 (commencement of operations) to September 30, 2007.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the period from July 31, 2007 (commencement of operations) to September 30, 2007, the amount charged to the Fund by DIMA included in the Statements of Operations under "reports to shareholders" aggregated $3,000, all of which is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specific amounts for various committee services and for the Board Chairperson.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

C. Line of Credit

The Fund and other affiliated funds (the ``Participants'') share in a $750 million revolving credit facility administered by JPMorgan Chase Bank, N.A. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.35 percent. The Fund may borrow up to a maximum of 20 percent of its net assets under the agreement.

D. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Period Ended September 30, 2007*
	Shares	Dollars
Shares sold
Class A	415,779	$ 4,214,814
Class C	150,865	1,512,481
Class S	344,859	3,528,763
Institutional Class	3,672	36,861
		$ 9,292,919
Shares redeemed
Class A	(684)	$ (6,942)
Class S	(671)	(6,788)
		$ (13,730)
Redemption fees		$ 133
Net increase (decrease)
Class A	415,095	$ 4,207,872
Class C	150,865	1,512,481
Class S	344,188	3,522,108
Institutional Class	3,672	36,861
		$ 9,279,322
* For the period from July 31, 2007 (commencement of operations) to September 30, 2007.

Investment Management Agreement Approval

The Board of Trustees, including the Independent Trustees, approved the Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor") at a meeting held on July 18, 2007. The materials presented to the Board included comprehensive materials relating to the Agreement, such as information about (i) the nature and quality of services to be provided by the Advisor, including information relating to administrative services to be provided under a separate agreement and compliance with legal requirements; (ii) the proposed management fee and estimated expense ratio of the Fund relative to separate peer groups compiled by Lipper Inc. ("Lipper") and the Advisor; (iii) expected fall-out benefits to the Advisor from its relationship to the Fund, including revenues derived from services provided to the Fund by affiliates of the Advisor; (iv) the potential incidental benefits to the Advisor and its affiliates, the Fund and its shareholders; and (v) general information about the Advisor. The Board also received a memorandum from an independent fee consultant reviewing the reasonableness of the proposed management fee. During their consideration of the Agreement, the Independent Trustees were advised by their independent legal counsel and an independent fee consultant.

Nature, Quality and Extent of Services. The Board reviewed the nature, quality and extent of the portfolio management, administrative, legal and other services to be provided by the Advisor. The Board considered the experience and skills of senior management and investment personnel, the resources available to such personnel, the ability of the Advisor to attract and retain high-quality personnel, and the organizational depth and stability of the Advisor. The Board also received and reviewed information on the underlying funds in which the Fund would invest and considered whether the portfolio management services provided by the Advisor to the underlying funds would be duplicative of the portfolio management services to be provided to the Fund. The Board noted the Advisor's intention to use its integrated Global Alpha Platform ("iGAP") overlay to attempt to enhance returns. The Board determined that the proposed management fee was based on services that are in addition to, rather than duplicative of, the services provided under the advisory contract of the underlying funds. The Board noted that the Advisor and the Fund were seeking additional exemptive relief to allow the Fund to invest in exchange-traded funds. The Board concluded that the nature, quality and extent of services to be provided under the Agreement are expected to be satisfactory.

Fees and Expenses. The Board considered the Fund's proposed management fee rate and estimated operating expense ratio relative to the Lipper Global Flexible Portfolio peer group (the "Lipper Peer Group") and a custom peer group compiled by the Advisor of fund-of-funds recently launched that invest in alternative asset classes (the "Custom Peer Group"). The Board noted the Advisor's view that the Lipper Peer Group is too broad and therefore not an appropriate comparison for a fund-of-funds structure. The information provided to the Board, which included the effect of the Advisor's agreement to cap expenses through September 30, 2008, showed that the Fund's proposed management fee would be above the median of the Custom Peer Group, but below the median of the Lipper Peer Group, and that the estimated operating expense ratio would be above the median of both peer groups. The Board noted that, at its request, the Advisor agreed to a proposed management waiver of 15 basis points of the management fee until the Fund reaches $50 million in assets. On the basis of the information provided, the Board concluded that the management fee for the Fund is reasonable and appropriate in light of the nature, quality and extent of services to be provided by the Advisor.

Profitability. Although the Board did not receive detailed projected profitability information, the Board noted the Advisor's representation that the profitability to DIMA in connection with managing the Fund would be affected by a variety of factors and that based on the Advisor's experience, the Advisor believed that profitability would not be excessive and should generally fall within the range of other DWS funds.

Economies of Scale. The Board considered whether there will be economies of scale with respect to the proposed management of the Fund and whether the Fund will benefit from any economies of scale. The Board considered whether the proposed management fee is reasonable in relation to the expected asset size of the Fund. The Board considered the Advisor's representation that, because of capacity constraints on iGAP and the benefits of breakpoints in the underlying funds' management fees, management fee breakpoints are not warranted at this time.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including fees to be received by the Advisor for administrative services provided to the Fund and fees to be received by an affiliate of the Advisor for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including that DIMA may allocate brokerage to pay for research services generated by parties other than the executing broker-dealer. The Board concluded that the proposed management fees were expected to be reasonable in light of these fallout benefits.

Based on all of the information considered and the conclusions reached, the Board (including a majority of the Independent Trustees) determined that the terms of the Agreement are fair and reasonable and that the approval of the Agreement is in the best interests of the Fund. No single factor was determinative in the Board's analysis.

Summary of Management Fee Evaluation by Independent Fee Consultant

Pursuant to an Order entered into by Deutsche Asset Management (DeAM) with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Scudder Funds and have as part of my duties evaluated the reasonableness of the management fees charged by DeAM to the DWS Alternative Asset Allocation Fund. My evaluation considered the following:

Management fees charged by other mutual fund companies for like services, which included review of the management fees and total expenses of the three other open-end fund-of-funds practicing asset allocation to alternative asset classes such as commodities, precious metals, etc. Also considered were the fees charged by funds-of-funds in general, as well as the total expenses (including underlying fund expenses) of this Fund versus other global-flexible fund.

Management fees charged to institutional and other clients of DeAM for like services, especially with respect to the iGap "portable alpha" overlay to be a part of this Fund.

Costs to DeAM and its affiliates of supplying services pursuant to the management agreements and profit margins from supplying such services. While this is a new fund with no profitability information, the level of the Fund's fee, DeAM's overall profitability derived from mutual funds, and DeAM's expectations for fund growth do not suggest excessive profitability.

Possible economies of scale as the Fund grows larger, noting that the fee schedule does not include break-points, so that future sharing of economies will depend on imposition of break-points or on other actions.

The nature and quality of DeAM's services, including the DWS Fund's performance. This is a new fund, so performance and other service evaluations are not possible. DeAM has staffed the fund's management with individuals having appropriate education and experience.

Based on the foregoing considerations, in my opinion the proposed fees and expenses for the DWS Alternative Asset Allocation Fund are reasonable.

Thomas H. Mack

Account Management Resources

For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Scudder representative by calling the appropriate number below:

For shareholders of Classes A, C and Institutional Class:

(800) 621-1048

For shareholders of Class S:

(800) 728-3337

Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class C	Class S	Institutional Class
Nasdaq Symbol	AAAAX	AAAPX	AAASX	AAAZX
CUSIP Number	233376 763	233376 755	233376 748	233376 730
Fund Number	487	787	2087	1487

Privacy Statement

This privacy statement is issued by DWS Scudder Distributors, Inc., Deutsche Investment Management Americas Inc., DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third-party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the DWS Scudder Companies listed in the first paragraph of this Privacy Statement.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

DWS Scudder
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

September 2007

Notes

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Procedures and Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to the Fund's Secretary for the attention of the Chairman of the Nominating and Governance Committee, Two International Place, Boston, MA 02110. Suggestions for candidates must include a resume of the candidate.

ITEM 11.	CONTROLS AND PROCEDURES

(a)        The Chief Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)        There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Alternative Asset Allocation Plus Fund, a series of DWS Equity Trust

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	December 4, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Alternative Asset Allocation Plus Fund, a series of DWS Equity Trust

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	December 4, 2007

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	December 4, 2007